SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 12, 2009

ONSTREAM MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of executive offices and Zip Code)

(954)917-6655
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 12, 2009 Randy Selman, our President and Chief Executive Officer, made a presentation about Onstream Media Corporation (“Onstream”) to certain attendees at “Small Cap Conference V”, an event sponsored by WallStreet Research and held in New York City. Mr. Selman’s presentation included information about Onstream’s business divisions and product offerings, major customers, external growth drivers and strategic and technology relationships as well as a financial overview containing summarized Onstream historical financial information. The presentation included detailed information about the features, markets and prospects for one recently introduced product, iEncode, as well as one soon to be introduced product, MarketPlace365, including an analysis of the potential financial opportunity associated with each of those.

A copy of the PowerPoint slides that summarized and accompanied Mr. Selman’s presentation, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1. An audio rebroadcast of the conference call, including the PowerPoint slides, will be archived for one year online at http://www.visualwebcaster.com/Wall_Street_Research/61168/event.html.

Pursuant to General Instruction B.2. of Form 8-K, the information furnished hereunder, including the information in Exhibit 99.1, shall be deemed "filed", not "furnished", and shall not be incorporated by reference into the Company's filings with the Securities and Exchange Commission. The filing of this Current Report on Form 8-K is not admission of materiality of any of the information contained therein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Small Cap Conference V Presentation dated August 12, 2009

Pursuant to General Instruction B.2. of Form 8-K, the information furnished hereunder, including the information in Exhibit 99.1, shall be deemed "filed", not "furnished", and shall not be incorporated by reference into the Company's filings with the Securities and Exchange Commission. The filing of this Current Report on Form 8-K is not admission of materiality of any of the information contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

	By:	/s/ Robert E. Tomlinson
August 14, 2009	Robert E. Tomlinson, CFO